                                       Oppenheimer Real Asset Fund
                                Supplement dated September 22, 2004 to the
                                    Prospectus dated October 23, 2003

     This supplement  amends the Prospectus of Oppenheimer  Real Asset Fund (the
    "Fund") dated October 23, 2003, and is in addition to the supplement  dated July
    6, 2004. The Prospectus  supplement  dated January 5, 2004 is replaced with this supplement.

   1. The  "Shareholder  Fees"  table  and  accompanying  footnotes  on page 10 are deleted and replaced with the following:

   Shareholder Fees (charges paid directly from your investment):
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
                                                    Class A    Class B     Class C     Class N    Class Y
                                                     Shares      Shares      Shares     Shares     Shares
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
   Maximum Sales Charge (Load)                           5.75%       None        None       None       None
   on purchases (as % of offering price)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
   Maximum Deferred Sales Charge (Load)
   (as % of the lower of the original offering price     None1       5%2         1%3         1%4       None
   or redemption proceeds)
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------
   Redemption Fee (as a percentage of total              2.00%      2.00%       2.00%       2.00%      2.00%
   redemption proceeds)5
--------------------------------------------------- ---------- ----------- ----------- ---------- ----------

   1. A  contingent  deferred  sales charge may apply to  redemptions  of investments  of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.

   2. Applies to redemptions in first year after purchase.  The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

   3. Applies to shares redeemed within 12 months of purchase.

   4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

   5.  Effective  March 15, 2004, the redemption fee applies to the proceeds of
       Fund shares that are redeemed (either by selling or exchanging to another
       Oppenheimer fund) within 30 days of their purchase.  See "How to Sell
       Shares" for more information on when the redemption fee will apply.

   2.       The  following  new  section  should be added to the end of section captioned  "HOW THE FUND IS MANAGED - Advisory Fees" on page 17:

     PENDING LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager, Distributor and Transfer Agent of the Fund, some of the Oppenheimer funds, including the Fund, and directors or trustees of some of those funds,  excluding the Fund. The complaints allege that the Manager charged excessive fees for distribution and other costs,  improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay  brokers  to  promote  sales of  Oppenheimer  funds,  and  failed to properly  disclose the use of fund assets to make those payments in violation of the  Investment  Company  Act and  the  Investment  Advisers  Act of  1940.  The
complaints  further  allege that by  permitting  and/or  participating  in those actions,  the  defendant  directors  breached  their  fiduciary  duties  to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31,  2004,  September  3, 2004,  and  September  14,  2004,
respectively, in the U. S. District Court for the Southern District of New York.
The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

3. The  following  is added to the section in "About Your  Account - How to Sell
Shares" on page 29 before the sub-section  entitled  "Certain Requests Require a
Signature Guarantee."

Redemption  Fee.  Effective  March 15, 2004,  the Fund  assesses a 2% fee on the proceeds of Fund shares that are redeemed  (either by selling or  exchanging  to another  Oppenheimer fund) within 30 days of their purchase.  The redemption fee is paid to the Fund, and is intended to offset the trading costs,  market impact and other costs  associated  with  short-term  money movements in and out of the
Fund.  The  redemption  fee is imposed to the extent that Fund  shares  redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether to apply the redemption fee.

The redemption fee is not imposed on shares:

o held in certain omnibus accounts,  including  retirement plans qualified under
Sections  401(a) or 401(k)  of the  Internal  Revenue  Code,  Section  403(b)(7)
custodial plan accounts, or plans administered as college savings programs under
Section 529 of the Internal Revenue Code,

o  redeemed  under   automatic   withdrawal   plans  or  pursuant  to  automatic
re-balancing in OppenheimerFunds Portfolio Builder accounts,

o redeemed due to death or disability of the shareholder, or

o redeemed from accounts for which the dealer,  broker or financial  institution of record has entered into an agreement with the Distributor for this purpose.

4. The  following  bullet is added at the end of the  section  titled "ARE THERE
LIMITATIONS ON EXCHANGES?" on page 32:

o Effective  March 15, 2004,  the Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth above.

September 22, 2004                                                PS0735.023